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                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                    FORM 10-K

EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1999 to be filed under the Securities Exchange Act of 1934 and to any instrument or document as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 28th day of July, 1999.

             R. QUINTUS ANDERSON                                Trustee
             ------------------------------------
             R. Quintus Anderson

             EDWARD E. BARR                                     Trustee
             ------------------------------------
             Edward E. Barr

             GORDON T. BEAHAM, III                              Trustee
             ------------------------------------
             Gordon T. Beaham, III

             ROBERT C. BUCHANAN                                 Trustee
             ------------------------------------
             Robert C. Buchanan

             ROBERT E. CARLSON                                  Trustee
             ------------------------------------
             Robert E. Carlson

             GEORGE A. DICKERMAN                                Trustee
             ------------------------------------
             George A. Dickerman

             PIERRE S. DU PONT                                  Trustee
             ------------------------------------
             Pierre S. Du Pont

             JAMES D. ERICSON                                   Trustee
             ------------------------------------
             James D. Ericson

             J. E. GALLEGOS                                     Trustee
             ------------------------------------
             J. E. Gallegos

             STEPHEN N. GRAFF                                   Trustee
             ------------------------------------
             Stephen N. Graff

             PATRICIA ALBJERG GRAHAM                            Trustee
             ------------------------------------
             Patricia Albjerg Graham


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                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                    FORM 10-K


             STEPHEN F. KELLER                                  Trustee
             ------------------------------------
             Stephen F. Keller

             BARBARA A. KING                                    Trustee
             ------------------------------------
             Barbara A. King

             J. THOMAS LEWIS                                    Trustee
             ------------------------------------
             J. Thomas Lewis

             DANIEL F. McKEITHAN, JR.                           Trustee
             ------------------------------------
             Daniel F. McKeithan, Jr.

             GUY A. OSBORN                                      Trustee
             ------------------------------------
             Guy A. Osborn

             TIMOTHY D. PROCTOR                                 Trustee
             ------------------------------------
             Timothy D. Proctor

             H. MASON SIZEMORE, JR.                             Trustee
             ------------------------------------
             H. Mason Sizemore, Jr.

             HAROLD B. SMITH                                    Trustee
             ------------------------------------
             Harold B. Smith

             SHERWOOD H. SMITH, JR.                             Trustee
             ------------------------------------
             Sherwood H. Smith, Jr.

             PETER M. SOMMERHAUSER                              Trustee
             ------------------------------------
             Peter M. Sommerhauser

             JOHN E. STEURI                                     Trustee
             ------------------------------------
             John E. Steuri

             JOHN J. STOLLENWERK                                Trustee
             ------------------------------------
             John J. Stollenwerk

             BARRY L. WILLIAMS                                  Trustee
             ------------------------------------
             Barry L. Williams

             KATHRYN D. WRISTON                                 Trustee
             ------------------------------------
             Kathryn D. Wriston


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